EXHIBIT 10.9.1

Integrated Healthcare Holdings Inc. - 1048628 Contract No. 1-15XA0R June 30, 2011

Contract Supplement

Contract Supplement to Master Information System Agreement No. C0810294, dated March 31, 2008.

THIS CONTRACT SUPPLEMENT, including all Exhibits, Schedules, and Attachments hereto and incorporated herein (this “Contract Supplement”) amends the agreement identified above including all Exhibits, Schedules, and Attachments thereto, and as amended (the “Agreement”), and is made effective as of this 1st day of July, 2011 (the “CS Effective Date”). Unless otherwise expressly set forth in this Contract Supplement, the terms and conditions set forth in this Contract Supplement apply only to the Facilities, Software, and/or Services listed herein. To the extent that this Contract Supplement conflicts with the Agreement, the terms and conditions of this Contract Supplement shall control. Where not in conflict, all applicable terms and conditions set forth in the Agreement are incorporated herein.

EXHIBITS
A	Facilities, Fees Summary, Payment Schedule and Administration
A-1	Software & Software Maintenance Fee Schedule
A-2	Additional Terms
A-3	Statement of Load and Leave Delivery of Software
B-1	Implementation Services and Education Services Fee Schedule
B-2	Implementation Services Terms
B-3	Reserved
B-4	Subscription Services Fee Schedule
B-4-1	Benchmarks Collaborative Terms
C-1	Equipment and Technology Services Fee Schedule
C-2	Equipment Configuration
C-3	Equipment and Technology Services Terms
C-3-1	Systemcare Additional Terms

The pricing in this Contract Supplement and McKesson’s corresponding offer to Customer expires unless McKesson receives this Contract Supplement signed by Customer on or before July 1, 2011.

McKesson will include Customer’s purchase order (“PO”) number on Customer invoices if provided by Customer on or before the CS Effective Date. If this Contract Supplement includes an amount equal to or greater than $10,000, a copy of Customer's purchase order(s) must be attached. Failure to provide McKesson with a PO number or copy does not suspend or negate any Customer duty, including payment, under this Contract Supplement. Pre-printed terms and conditions on or attached to Customer's PO shall be of no force or effect.

By signing this Contract Supplement, Customer acknowledges and agrees that (a) McKesson has made no warranty or commitment with regard to any functionality not Generally Available as of the CS Effective Date, whether or not included as part of Software Maintenance Services, for any of the Software licensed in this Contract Supplement and (b) Customer has not relied on the availability of any future version of the purchased Product or any other future Product in executing this Contract Supplement.

In the event the parties fail to execute the Contract Supplement No. 1-U90NM with or before this Contract Supplement, then this Contract Supplement will be deemed void.

Integrated Healthcare Holdings Inc. - 1048628 Contract No. 1-15XA0R June 30, 2011

Each signatory hereto represents and warrants that it is duly authorized to sign, execute, and deliver this Contract Supplement on behalf of the party it represents.

INTEGRATED HEALTHCARE HOLDINGS, INC.	MCKESSON TECHNOLOGIES INC.

By: /s/ Kenneth K. Westbrook	By: /s/ Ted Arneson
Name: Kenneth K. Westbrook	Name: Ted Arneson
Title: CEO	Title: Enterprise Sales Executive
Date: 7/1/11	Date: 7/1/11
Customer PO No: _________________________

FOR MCKESSON INTERNAL USE ONLY

  Submit fully executed contract and copy of purchase order to:
  McKesson
  Attn:           Contract Operations
  5995 Windward Parkway
  Mailstop: ATHQ-0111
  Alpharetta, GA 30005
  Fax: 404.338.5161
  Email: Contract.Operations@McKesson.com

Integrated Healthcare Holdings Inc. - 1048628 Contract No. 1-15XA0R June 30, 2011

EXHIBIT A

FACILITIES, FEES SUMMARY, PAYMENT SCHEDULE AND ADMINISTRATION

FACILITIES:

Customer No.	Data Center Facility	Full Address
1048628	Integrated Healthcare Holdings Inc	1301 North Tustin Avenue Santa Ana, CA 92705

Customer No.	Facility	Full Address
1010114	Chapman Medical Center a/k/a Chapman Medical Center, Inc.	2601 East Chapman Avenue Orange, CA 92869
1029738	Coastal Communities Hospital a/k/a Coastal Communities Hospital, Inc.	2701 South Bristol Santa Ana, CA 92704
1010478	Western Medical Center Santa Ana a/k/a WMC-SA, Inc.	1001 North Tustin Avenue Santa Ana, CA 92705
1009285	Western Medical Center Anaheim a/k/a WMC-A, Inc.	1025 South Anaheim Boulevard Anaheim, CA 92805
(NOTE: It is not necessary to list offices of physicians or other caregivers with privileges at a Facility.)

FEES SUMMARY:

Products and Services	Initial Term	One-Time Fees	Recurring Fees	Estimated / T&M Fees
Software (Perpetual):		[***]	[***]
Software (Term):	5 years		[***]
[***] Third Party Software:	5 years		[***]
Implementation Services:		[***]		[***]
Benchmarks Collaborative Subscription Services:	5 years	[***]	[***]
Equipment:		[***]
Technology Services:		[***]	[***]
GRAND TOTALS:		$10,895,487	$1,730,602	$203,454

[***] Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

Integrated Healthcare Holdings Inc. - 1048628 Contract No. 1-15XA0R June 30, 2011

PAYMENT SCHEDULE:

Aggregate Payment Amount:
The total payment amount pursuant to Contract Supplement No. 1-15XA0R for Software (Perpetual), Implementation Services (Fixed Fee), Quality Benchmarks Collaborative Subscription Services (One-Time Fees), Equipment (Equipment and Warranty Uplift) and Technology Services (Professional Services), and Contract Supplement No. 1-U90NM for System Software (One-Time Fees), System Implementation & Education Services (One-Time Fees), System Equipment (One-Time Fees), Third Party Pass Through Equipment (One-Time Fees) and Professional Services (Data Move & Domain Migration) (One-Time Fees) is $13,159,996 (the “Aggregate Payment Amount”). The Aggregate Payment Amount shall be paid as follows:

● [***] is due [***] after the CS Effective Date;
● [***] is due [***] after the CS Effective Date;
● [***] is due [***] after the CS Effective Date; and,
● [***] is due [***] after the CS Effective Date (each of the foregoing four [***] payment milestones shall be referred to herein as a “Payment Milestone”).

The foregoing Aggregate Payment Amount will be applied in McKesson’s sole discretion.Further, Customer acknowledges and agrees that Contract Supplement No. 1-U90NM contains fees that are not included in the Aggregate Payment Amount and such fees will be paid in accordance with the payment schedule set forth in that Contract Supplement.

Payment Milestones:

(a)   At least [***] days prior to each Payment Milestone due date, Customer may certify to McKesson in writing (the “Certification”) that [***] pursuant to The Health Information Technology for Economic and Clinical Health Act (“HITECH Act”) for making “meaningful use” of qualified electronic health records technology that is certified under the Stage 1 certification standards as set forth in the effective final rules of the HITECH Act published on July 28, 2010 (“Stage 1 Standards”) due to a [***] generally and not specific to the Customer. If Customer provides McKesson the Certification in accordance with the prior sentence and subject to Customer continuing to provide McKesson with written re-certifications consistent with the Certification [***] McKesson agrees that [***]. Notwithstanding the foregoing, McKesson will continue to invoice Customer pursuant to the payment schedule detailed in this Contract Supplement.

(b)   Following [***] and contingent upon Customer continuing to provide McKesson with written re-certifications consistent with the Certification every [***] McKesson agrees that [***].

(c)   The foregoing subsections (a) and (b) shall no longer apply once the [***]. Further, except as set forth in the foregoing subsections (a) and (b), McKesson may pursue all remedies under this Contract Supplement or available by law in connection with late payments or non-payments by Customer.

(d)   McKesson makes no commitment of any kind with respect to Customer’s ability to (1) demonstrate “meaningful use” as such term may be defined pursuant to the HITECH Act, or (2) receive Incentive Payments.

[***] Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

Integrated Healthcare Holdings Inc. - 1048628 Contract No. 1-15XA0R June 30, 2011

Software Maintenance Services:	The first annual Software Maintenance Services fee is due [***] months after the CS Effective Date. Subsequent annual Software Maintenance Services fees will be due [***] in advance.
Software (Term):	For Term Software: Unless other payment terms for specific Term Software are stated in this Contract Supplement, the first annual fee is due, in advance, on the CS Effective Date. Subsequent annual fees are due, in advance, on each anniversary of the CS Effective Date.
[***] Third Party Software:	For Horizon Performance Manager: The first annual fee is due, in advance, onthe earlier of (a) [***] after CS Effective Date or (b) the delivery of the [***] Third Party Software license key (“[***] Payment Date”).Subsequent annual fees are due, in advance, on each anniversary of the [***] Payment Date.
Implementation Services:	Time & Materials: 100% is due monthly as incurred, billed in arrears.
Quality Benchmarks Collaborative Subscription Services:	Annual Fees: For the first year, 100% is due the earlier of [***] from CSEffective Date or the Live Date. Setup fees, if any, are due in advance on the CS Effective Date. For subsequent years, 100% is due in advance each year on the CS Effective Date anniversary.
Equipment:	Shipping and Handling: Shipping and handling charges will be listed separately on the invoice for the corresponding Equipment and are due upon Equipment Delivery. Shipping and handling charges are not included in the amounts listed on Exhibit C-1.
Technology Services:	SystemCare Services (Recurring Fees): First year fees are due on the SystemCare Start Date as defined in Exhibit C-3; remaining annual installments are due on each anniversary of the SystemCare Start Date.

[***] Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

Integrated Healthcare Holdings Inc. - 1048628 Contract No. 1-15XA0R June 30, 2011

The transaction covered by this Contract Supplement may involve a discount, rebate or other price reduction on the items covered by this Contract Supplement. Customer may have an obligation to report such price reduction or the net cost in its cost reports or in another appropriate manner in order to meet the requirements of applicable federal and state anti-kickback laws, including 42 U.S.C. Sec. 1320a7b(b)(3)(A) and the regulations found at 42 C.F.R. Sec. 1001.952(g) and (h). Customer will be responsible for reporting, disclosing, and maintaining appropriate records with respect to such price reduction or net cost and making those records available under Medicare, Medicaid, or other applicable government health care programs.

Unless Customer provides McKesson prior to the CS Effective Date satisfactory evidence of exemption (including evidence of renewal if applicable) from applicable sales, use, value-added, or other similar taxes or duties, McKesson will invoice Customer for all such taxes applicable to the transactions under this Contract Supplement.

GENERAL COMMENTS:

SECTION 1: INVOICING TERMS

1.1    Customer will pay all fees and other charges in U.S. dollars within 35 days after invoice date. Invoices may be issued by McKesson Technologies Inc. or any of the McKesson Affiliates.

SECTION 2:

2.1    In the event Customer fails to pay the Aggregate Payment Amount in accordance with the payment schedule detailed in this Contract Supplement, McKesson (i) reserves the right to cease implementation of the Software until such time as outstanding payments are rendered, and (ii) reserves the right to require advance payments as a condition before restarting and/or continuing the implementation of the Software.

SECTION 3:

3.1    Customer acknowledges and agrees that McKesson will not order any Equipment purchased pursuant to this Contract Supplement prior to receipt of the [***] of the Aggregate Payment Amount from Customer.

Integrated Healthcare Holdings Inc. - 1048628 Contract No. 1-15XA0R June 30, 2011

ADMINISTRATION:

Sold To:	Ship To (SOFTWARE):
Integrated Healthcare Holdings Inc.	[***]
1301 North Tustin Avenue	[***]
Santa Ana, CA 92705	Carlsbad, CA 92009
Attention:	Attention: 1053302
Telephone:	Telephone: (760) 845-7612
Facsimile:	Facsimile:

Bill To:	Ship To (HARDWARE):
Integrated Healthcare Holdings Inc.	Integrated Healthcare Holdings Inc.
1301 North Tustin Avenue	1301 North Tustin Avenue
Santa Ana, CA 92705	Santa Ana, CA 92705
Attention: Nova Stewart	Attention: Nova Stewart
Telephone: (714) 953-2370	Telephone: (714) 953-2370
Facsimile:	Facsimile:

Paid By:
Integrated Healthcare Holdings Inc.
1301 North Tustin Avenue
Santa Ana, CA 92705
Attention:
Telephone:
Facsimile:

[***] Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.